Exhibit 10.55

THIRD AMENDMENT TO SENIOR SECURED
REVOLVING CREDIT AGREEMENT
THIS THIRD AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) made as of the 17th day of February, 2016, by and among HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P. (formerly known as American Realty Capital Healthcare Trust II Operating Partnership, L.P.), a Delaware limited partnership (“Borrower”), HEALTHCARE TRUST, INC. (formerly known as American Realty Capital Healthcare Trust II, Inc.), a Maryland corporation (“REIT”), the parties executing below as Subsidiary Guarantors (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (KeyBank and such Lenders hereinafter referred to collectively as the “Lenders”).
W I T N E S S E T H:
WHEREAS, Borrower, Agent and certain of the Lenders entered into that certain Senior Secured Revolving Credit Agreement dated as of March 21, 2014, as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement dated as of September 18, 2014, and that certain Second Amendment to Senior Secured Revolving Credit Agreement and Other Loan Documents dated as of June 26, 2015 (collectively, the “Credit Agreement”); and
WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and
WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
2.    Modification of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement by deleting in its entirety subparagraph (g) of the definition of "Change of Control" appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:
"(g)    at any time any of Randolph C. Read, Katie P. Kurtz, Todd Jensen or Elizabeth K. Tuppeny, shall die or become disabled or otherwise cease to be active on a daily basis in the management of the REIT or serve as board members of the REIT, and such event results in fewer than three (3) of such individuals, being active on a daily basis in the management of the REIT or serving as board members of the REIT; provided that if fewer than three (3) of such individuals shall continue to be active on a daily basis in the management of the REIT or serve as board members of the REIT, it shall not be a “Change of Control” if a replacement executive of comparable experience and reasonably satisfactory to the Majority Lenders shall have been retained within six (6) months of such event such that there are not fewer than three (3) such individuals active in the daily management of REIT or serving as board members of the REIT."
3.    References to Loan Documents. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.
4.    Consent and Acknowledgment of Borrower and Guarantors. By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements or instruments executed in connection herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that (a) the Credit Agreement, as modified and amended herein, and the other Loan Documents remains in full force and effect and constitutes the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against such Persons in accordance with their respective terms, (b) that the Guaranty extends to and applies to the Credit Agreement as modified and amended herein, and (c) that the execution and delivery of this Amendment and any other agreements or instruments executed in connection herewith does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.
5.    Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)    Authorization. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower or any Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, Borrower or any Guarantor or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower or any Guarantor and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to the Agent.
(b)    Enforceability. This Amendment and any other agreements or instruments executed in connection herewith to which Borrower or any Guarantor is a party are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)    Governmental Approvals. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of, or any filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained, and filings after the date hereof of disclosures with the SEC, or as may be required hereafter with respect to tenant improvements, repairs or other work with respect to any Real Estate.
(d)    Reaffirmation of Representations and Warranties. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is true and correct in all material respects as of the date hereof, with the same effect as if made at and as of the date hereof, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that, with respect to any representation or warranty which by its terms is made as of a specified date, such representation or warranty is reaffirmed hereby only as of such specified date). To the extent that any of the representations and warranties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is qualified by “Material Adverse Effect” or any other materiality qualifier, then the qualifier “in all material respects” contained in this Paragraph 10(d) shall not apply with respect to any such representations and warranties.
6.    No Default. By execution hereof, the Borrower and the Guarantors certify that, immediately after giving effect to this Amendment, there exists no Default or Event of Default as of the date of this Amendment.
7.    Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or the Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.
8.    Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

9.    Effective Date. This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:
(a)the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Majority Lenders;
(b)receipt by Agent of evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment, if any; and
(c)the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment.
10.    Amendment as Loan Document. This Amendment shall constitute a Loan Document.
11.    Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
12.    MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P. (formerly known as American Realty Capital Healthcare Trust II Operating Partnership, L.P.), a Delaware limited partnership

By:	HEALTHCARE TRUST, INC. (formerly known as American Realty Capital Healthcare Trust II, Inc.), a Maryland corporation, its general partner
By: /s/ Katie P. Kurtz

Name: Katie P. Kurtz

Title: Chief Financial Officer
REIT:
HEALTHCARE TRUST, INC. (formerly known as American Realty Capital Healthcare Trust II, Inc.), a Maryland corporation
By: /s/ Katie P. Kurtz

Name: Katie P. Kurtz

Title: Chief Financial Officer
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SUBSIDIARY GUARANTORS:
ARHC BMBWNIL01, LLC;
ARHC LPELKCA01, LLC;
ARHC SCCRLIA01, LLC;
ARHC SFFLDIA01, LLC;
ARHC SBBURIA01, LLC;
ARHC FOMBGPA01, LLC;
ARHC ARCLRMI01, LLC;
ARHC LSSMTMO01, LLC;
ARHC ALTSPFL01, LLC;
ARHC FMWEDAL01, LLC;
ARHC AHJACOH01, LLC;
ARHC OLOLNIL01, LLC;
ARHC LMHBGPA01, LLC;
ARHC PHCTNIA01, LLC;
ARHC BRHBGPA01, LLC;
ARHC HBTPAFL01, LLC;
ARHC ALJUPFL01, LLC;
ARHC ALSTUFL01, LLC;
ARHC SCTEMTX01, LLC;
ARHC GHGVLSC01, LLC;
ARHC TRS HOLDCO II, LLC;
ARHC SCCRLIA01 TRS, LLC;
ARHC SFFLDIA01 TRS, LLC;
ARHC SBBURIA01 TRS, LLC;
ARHC ARCLRMI01 TRS, LLC;
ARHC LSSMTMO01 TRS, LLC;
ARHC ALTSPFL01 TRS, LLC;
ARHC PHCTNIA01 TRS, LLC;
ARHC HBTPAFL01 TRS, LLC;
ARHC ALJUPFL01 TRS, LLC; and
ARHC ALSTUFL01 TRS, LLC, each a Delaware limited liability company
By: /s/ Jesse C. Galloway

Name: Jesse C. Galloway

Title: Authorized Signatory

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ARHC UCELKCA01, LLC;
ARHC CHHBGPA01, LLC;
ARHC DFDYRIN01, LLC;
ARHC ESMEMTN01, LLC;
ARHC MSHBGPA01, LLC;
ARHC FMMUNIN01, LLC;
ARHC FMMUNIN02, LLC;
ARHC FMMUNIN03, LLC;
ARHC CPHAMVA01, LLC;
ARHC HRHAMVA01, LLC;
ARHC BLHBGPA01, LLC;
ARHC PCSHVMS01, LLC;
ARHC PVPHXAZ01, LLC;
ARHC NVWELFL01, LLC;
ARHC SMMDSIA01, LLC;
ARHC SPPLSIA01, LLC;
ARHC PSINDIA01, LLC;
ARHC PHOTTIA01, LLC;
ARHC PHCRPIA01, LLC;
ARHC DVMERID01, LLC;
ARHC ALELIKY01, LLC;
ARHC TVTITFL01, LLC;
ARHC ALSPGFL01, LLC;
ARHC JCCRKGA01, LLC;
ARHC DBDUBGA01, LLC;
ARHC BWBRUGA01, LLC;
ARHC RWROSGA01, LLC;
ARHC MBAGHCA01, LLC;
ARHC WHWCHPA01, LLC;
ARHC PVVLGKS01, LLC;
ARHC SCKCYMO01, LLC; and
ARHC PPHRNTN01, LLC, each a Delaware limited
liability company

By: /s/ Jesse C. Galloway

Name: Jesse C. Galloway

Title: Authorized Signatory
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ARHC SMMDSIA01 TRS, LLC;
ARHC SPPLSIA01 TRS, LLC;
ARHC PSINDIA01 TRS, LLC;
ARHC PHOTTIA1 TRS, LLC;
ARHC PHCRPIA01 TRS, LLC;
ARHC DVMERID01 TRS, LLC;
ARHC ALELIKY01 TRS, LLC;
ARHC TVTITFL01 TRS, LLC;
ARHC ALSPGFL01 TRS, LLC;
ARHC JCCRKGA01 TRS, LLC;
ARHC DBDUBGA01 TRS, LLC;
ARHC BWBRUGA01 TRS, LLC;
ARHC RWROSGA01 TRS, LLC;
ARHC MBAGHCA01 TRS, LLC;
ARHC WHWCHPA01 TRS, LLC;
ARHC PVVLGKS01 TRS, LLC;
ARHC SCKCYMO01 TRS, LLC;
ARHC CCCGRMO01, LLC;
ARHC AORMDVA01, LLC;
ARHC AHHFDCA01, LLC;
ARHC RWSRSCA01, LLC;
ARHC SCVSTCA01, LLC;
ARHC CMCNRTX01, LLC; and
ARHC LMPLNTX01, LLC, each a Delaware limited
liability company
By: /s/ Jesse C. Galloway

Name: Jesse C. Galloway

Title: Authorized Signatory
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LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as the Agent
By: /s/ Wayne D. Horvath

Name: Wayne D. Horvath

Title: Senior Vice President

REGIONS BANK
By: /s/ Michael R. Mellott

Name: Michael R. Mellott

Title: Director

CAPITAL ONE, NATIONAL ASSOCIATION
By: /s/ Alicia Cook

Name: Alicia Cook

Title: Authorized Signatory

BMO HARRIS BANK N.A.

By: /s/ Lloyd Baron

Name: Lloyd Baron

Title: Director

CITIZENS BANK, NATIONAL ASSOCIATION

By: /s/ Michelle M. Dawson

Name: Michelle M. Dawson

Title: Vice President

SYNOVUS BANK

By: /s/ David W. Bowman

Name: David W. Bowman

Title: Director

COMERCIA BANK

By: /s/ Charles Weddell

Name: Charles Weddell

Title: Vice President